UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

PHARMA INVESTING NEWS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-54738	32-0337695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9107 Wilshire Blvd., Suite 450, Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

1-888-267-1175

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On April 25, 2013, the Company received a resignation notice from Robert Lawrence from all of his positions with the Company, including President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary, Treasurer and as Director.

Mr. Lawrence’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On April 25, 2013, the Company appointed Robert Kane as its new President, CEO, Principal Executive Officer, Treasurer and as Director.

Mr. Kane worked as a registered representative for Stifel Nicolaus & Co. from November 2008 to December 2009.  From January 2010 to February 2011, Mr. Kane worked as president of Cannabis Consulting, Inc.  Mr. Kane has worked as vice president of investor relations for Cannabis Science, Inc. (OTCBB:  CBIS) from September 2011 to present.

Also on April 25, 2013, the Company appointed Chad Johnson as its new COO, CFO, Principal Accounting Officer, Secretary and as Director.

Mr. Chad S. Johnson, a native Kansan, is a 1989 graduate of Harvard with a concentration in economics and a 1992 graduate of Harvard Law School.  After a federal clerkship, Mr. Johnson worked as a financial institutions mergers, acquisitions and regulatory attorney for Skadden Arps Slate Meagher & Flom LLP from 1993 through 2000, taking a leave to work full-time on the Gore/Lieberman campaign and subsequent recount effort.  Mr. Johnson served as founder, pro bono general counsel, and/or director for several gay and lesbian civil rights organizations and AIDS charitable organizations during his time at Skadden Arps.  He then served as executive director of the national LGBT democrats’ organization for two years before pursuing various private entrepreneurial ventures while also serving as chief of staff and general counsel for a premier cosmetic surgery center from 2003 to present.  In 2010, Mr. Johnson co-founded and joined the board of directors of the non-profit World AIDS Institute and thereafter the Timothy Ray Brown Foundation of the World AIDS Institute.  As well he has been a director and General Counsel of Cannabis Science, Inc. (OTCBB: CBIS) since December 2012 and Director and COO of the X-Change Corporation (OTCBB: XCHC) since January 2013.

Messrs. Kane and Johnson will serve as our Directors and officers until theirs duly elected successor are appointed or they resign.  There are no arrangements or understandings between Messrs. Kane and Johnson and any other person pursuant to which they were selected as an officer or director.  There are no family relationship between Mr. Kane and Mr. Johnson and any of our officers or directors.  Other than disclosed above, Mr. Kane and Johnson have not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Item 8.01.  Other Events.

Effective April 25, 2013, the Company has moved its executive offices to 9107 Wilshire Blvd., Suite 450, Beverly Hills, California 90210. The Company’s new telephone number is 1-888-267-1175.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA INVESTING NEWS, INC.
Date: May 1, 2013	By:	/s/ Robert Kane
Robert Kane, President & Director

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